AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 14, 2002, is by and among BioForce Nanosciences, Inc., a Delaware corporation (the "Company"), FCPR SGAM BIOTECHNOLOGY FUND, an investment fund organized under the laws of France (the "Investor"), duly represented by its management company Societe Generale Asset Management, and such persons or entities that become parties to this Agreement as permitted pursuant to Section 7A hereto.

      WHEREAS, the Company and the Investor entered into that certain Registration Rights Agreement, dated as of January 18, 2002 (the "Original Agreement");

      WHEREAS, the Company and the Investor have entered into that certain Stock Purchase Agreement, dated as of October 14, 2002 (the "Purchase Agreement"), pursuant to which, among other things, the Investor has agreed to purchase an aggregate of 2,333,333 shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), subject to certain anti-dilution adjustment provisions contained therein;

      WHEREAS, the parties desire to amend and restate the Original Agreement by granting the Investor certain registration rights associated with the shares of Common Stock purchased by the Investor under the Purchase Agreement;

      WHEREAS, the execution and delivery of this Agreement by the Company is a condition precedent to the obligations of the Investor under the Purchase Agreement; and

      WHEREAS, the Investor enters into this Agreement with the intent, for purposes of this Agreement, to be considered as one class and to be bound by the same terms and conditions as the future purchasers of up to an additional 2,000,000 shares of Common Stock sold after the date of this Agreement, or issuable upon conversion of convertible securities of the Company sold after the date of this Agreement, subject to the consent of the Company and the agreement of such purchasers to be similarly bound.

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Registration on Request.

      (a) Request. Subject to the limitations set forth in Section 1(b), a Holder or Holders (as defined in Section 8) may require on up to three occasions, upon written notice to the Company, the Company to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the Registrable Shares (as defined in Section 8) held by such requesting Holder or Holders (each, an "Initiating Holder"). The Company promptly shall give notice of such requested registration to all other Holders of Registrable Shares who are entitled pursuant to Section 2 to join in such registration and, thereupon, subject to Section 2(b), the Company shall use its best efforts to effect, on the earliest possible date, the registration under the Securities Act for public sale, of the Registrable Shares that the Company has been requested to register by such Initiating Holder or Holders and the other Registrable Shares that the Company has been requested to register by the Holders thereof by written notice given to the Company within 20 days after the giving of such notice by the Company.

      (b) Limitations. The Company shall not be required to effect a registration pursuant to Section 1(a):

            (i) prior to the earlier of the following events (A) the consummation of the Initial Public Offering and (B) the third anniversary of this Agreement;

            (ii) within 120 days after the effective date of a registration statement (a "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") for a public offering and sale of equity securities of the Company (other than a registration of securities pursuant to a Registration Statement on Form S-8 or Form S-4 or any similar form or any successor form to any thereof (a "Special Registration Statement")), provided that the Company shall use its best efforts to achieve effectiveness of a registration requested hereunder promptly following such 120 day period if such request is made during such 120 day period; provided, further, such 120 day period shall be increased to no more than 180 days if requested in writing by the managing underwriter of a firm commitment underwritten offering.

            (iii) on more than three occasions it being understood and agreed that a registration effected under either Section 2 or 2A shall not be counted as a registration under this Section 1;

            (iv) if fewer than seventy-five percent of the issued and outstanding Registrable Shares of Common Stock or Registrable Shares of Common Stock having an aggregate offering price of less than $3,000,000 are included in the demand for registration;

            (v) if the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which case the Company's obligations to use best efforts to register Registrable Shares pursuant to Section 1(a) shall be deferred for a period not to exceed 90 days from the receipt of the written notice to the Company from the Initiating Holders provided, however, that the Company may not exercise the right described in this Section 1(b)(v) more than once in any one-year period; provided, further, that the Company may not exercise the right described in this Section 1(b)(v) within 90 days of the expiry of any period described in Section 1(b)(ii);

            (vi) covering any security other than Registrable Shares;

            (vii) registering a "best efforts" underwriting; and

            (viii) with respect to the Initial Public Offering unless the estimated gross proceeds of such offering exceeds $20,000,000 and the Common Stock to be issued in such offering is to be quoted on the National Market System tier of the Nasdaq Stock Market or listed on the New York Stock Exchange or such other exchange as agreed to by the Company.

      (c) With respect to any registration pursuant to this Section 1, if the managing underwriter advises the Company that the inclusion of all Registrable Shares proposed to be included in such registration would materially and adversely affect the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares proposed to be included in such registration shall be reduced, such reduction shall be applied pro rata among the Holders thereof based upon the number of Registrable Shares requested to be registered by each such Holder.

      (d) If the proposed method of distribution is an underwritten offering, the managing underwriter shall be an underwriter of national prominence mutually agreed upon by the Initiating Holders holding a majority of the Registrable Securities to be sold in such offering and the Company. Whenever a requested registration is for an underwritten offering, only securities that are to be included in the underwriting may be included in the registration unless the managing underwriter consents otherwise.

      2. Incidental Registration.

      (a) Right to Include Registrable Shares. If at any time and from time to time the Company proposes to register any shares of its capital stock under the Securities Act, whether or not for sale for its own account, on a form and in the manner that would permit registration of Registrable Shares for the sale to the public under the Securities Act, the Company will give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 20 days after the giving of any such notice by the Company, the Company will use its best efforts to cause to be included in such Registration Statement all of the Registrable Shares so requested for inclusion by Holders. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Shares requested for inclusion pursuant to this Section 2 to be included in the underwriting on the same terms and conditions (including any lock-up) as the Registrable Shares otherwise being sold through the underwriters.

      (b) Priority in Incidental Registrations. If, in the good faith judgment of the managing underwriter of any underwritten offering, the inclusion of all of the Registrable Shares requested for inclusion pursuant to this Section 2 would materially and adversely affect the successful marketing of the proposed offering, then the number of shares of capital stock and Registrable Shares, if any, to be included in such registration shall be reduced, such reduction shall be applied, first, by excluding (on a pro rata basis) capital stock of the Company to be sold by persons other than the Company and the Holders and second, by excluding (on a pro rata basis) Registrable Shares proposed to be sold by all Holders, provided, that notwithstanding the foregoing the Holders shall be allocated at least one third of the total shares being included in such offering. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without incurring any liability to Holders of the Registrable Shares.

      2A. Registrations on Form S-3. If at any time the Company shall qualify for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Holders of the Registrable Shares then outstanding shall have the right to request in writing an unlimited number of registrations of Registrable Shares having a minimum aggregate offering price of at least $1,000,000 on Form S-3 or such successor form, which request or requests shall
(i) specify the number of Registrable Shares intended to be sold or disposed of and the Holders thereof, (ii) state the intended method of disposition. A requested registration on Form S-3 or any successor form pursuant to this
Section 2A shall not count as a registration initiated pursuant to Section 1, but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise provided in this Section 2A, be subject to the limitations and restrictions in Section 1.

      3. Registration Procedures. If and whenever the Company is required by the provisions of Section 1 or 2 to effect the registration of the Registrable Shares under the Securities Act, the Company will:

      (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use reasonable efforts to cause such Registration Statement to become effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement; provided, further, that, with respect to a registration under Section 1 (A) if the Company is eligible to use Form S-3 with regard to a Registration Statement, such Registration Statement be filed within 60 days after a request for registration has been delivered to the Company, (B) such Registration Statement, other than on Form S-3 and other than with respect to the Initial Public Offering, be filed within 90 days after a request for registration has been delivered to the Company and (C) the Registration Statement with respect to the Initial Public Offering be filed within 120 days after a request for registration has been delivered to the Company.

      (b) prepare and file with the Commission such amendments and supplements to any Registration Statement referred to in Section 3(a) and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 90 days (except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a Registration Statement on Form S-3, in which case the Company shall use reasonable efforts to keep such Registration Statement effective and updated until such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder or Holders set forth in such Registration Statement) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that at least five days before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders holding a majority of the Registrable Shares covered by such Registration Statement to represent all Holders of Registrable Shares covered by such Registration Statement ("Holders' Counsel"), copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

      (c) if such Registrable Shares have not been registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), prepare and file with the Commission a registration statement with respect to such Registrable Shares under the Exchange Act (an "Exchange Act Registration Statement") and use reasonable efforts to cause such Exchange Act Registration Statement to become effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Exchange Act Registration Statement; provided, further, that, with respect to a registration under Section 1 (A) if the Company is eligible to use Form S-3 with regard to a Registration Statement, such Exchange Act Registration Statement be filed within 60 days after a request for registration has been delivered to the Company, (B) such Exchange Act Registration Statement, other than an Exchange Act Registration Statement relating to a Registration Statement on Form S-3 and other than with respect to the Initial Public Offering, be filed within 120 days after a request for registration has been delivered to the Company and (C) the Exchange Act Registration Statement with respect to the Initial Public Offering be filed within 180 days after a request for registration has been delivered to the Company;

      (d) furnish to each seller of such Registrable Shares such number of copies of any Registration Statement referred to Section 3(a) and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, such number of copies of any Exchange Act Registration Statement referred to in Section 3(c) and such other documents as such seller may reasonably request;

      (e) use reasonable efforts to register or qualify such Registrable Shares covered by any Registration Statement referred to in Section 3(a) under such other securities or blue sky laws of such jurisdictions as each seller of such Registrable Shares shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3(e), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

      (f) use reasonable efforts to cause such Registrable Shares covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

      (g) notify each seller of any such Registrable Shares covered by a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

      (h) use reasonable efforts to list such Registrable Shares on any securities exchange or automated quotation system if (i) requested by the Holders of a majority of such Registrable Shares and (ii) such listing is then permitted under the rules of such exchange or system; provided, however, that if the Common Stock is listed on a national securities exchange or on an automated quotation system at the time of the effectiveness of any Registration Statement relating to such Registrable Shares, the Company shall only be obligated to list the Registrable Shares on such exchange or system, and to provide a transfer agent and registrar for such Registrable Shares covered by a Registration Statement not later than the effective date of such Registration Statement;

      (i) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Shares or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

      (j) use reasonable efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Shares shall reasonably request;

      (k) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the managing underwriter or, if none, the seller or sellers of a majority of such Registrable Shares shall reasonably request;

      (l) make available for inspection by any seller of such Registrable Shares covered by a Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, subject to the execution of a confidentiality or non-disclosure agreement reasonably acceptable to the Company; and

      (m) upon receipt of certificates evidencing such Holders' Registrable Shares, issue new certificates to any underwriter or purchaser to which the Holders holding such Registrable Shares may sell shares in such offering.

      4. Expenses. With respect to each registration effected pursuant to
Section 1, 2 or 2A, all Registration Expenses (defined below) in connection with such registration and the public offering in connection therewith shall be borne by the Company. "Registration Expenses" shall mean any and all expenses (other than underwriting discounts and commissions) incident to performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees of the Commission or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Shares on any securities exchange or automated quotation system pursuant to Section 3(h), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one Holders' Counsel; and (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions. All fees and disbursement of counsel and accountants for the Holders, underwriting discounts and commissions and transfer taxes for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

      5. Indemnification and Contribution.

      (a) Indemnification by the Company. In the event of a registration of any Registrable Shares pursuant to Section 1, 2 or 2A, the Company will indemnify and hold harmless each Holder of such Registrable Shares included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter for the offering of such Registrable Shares, and their respective Affiliates, and each of their successors from and against, and will reimburse such Holder, underwriter and Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses, as incurred, to which such Holder, underwriter or Affiliate may become subject under the Securities Act, the Exchange Act or otherwise, including the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions, or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act, the Exchange Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with information furnished by such Holder or such underwriter in writing specifically for use in the preparation thereof. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or Affiliate and shall survive the transfer of such securities by such Holder or such underwriter.

      (b) Indemnification by the Holders. Each Holder of Registrable Shares, severally and not jointly, which Registrable Shares are included in a registration pursuant to the provisions of this Agreement, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement including such Registrable Shares, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses, as incurred, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises primarily out of or is based primarily upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. The liability of each Holder under this Section shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the Registrable Shares sold by such Holder under such registration statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the net proceeds received by such Holder from the sale of Registrable Shares covered by such Registration Statement. This indemnity shall survive the transfer of such securities by such Holder and the underwriter.

      (c) Notices of Claims, etc. Promptly after receipt by a party to be indemnified pursuant to the provisions of Section 5(a) or 5(b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 5(a) or 5(b) (an "indemnifying party"), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5 and shall not relieve the indemnifying party from liability under this Section 5 unless, and to the extent, such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 5(a) and 5(b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability and equitable claims in respect to such claim or litigation.

      (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement or any underwriter makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or underwriter, as the case may be, in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company on the one hand and such Holder or underwriter, as the case may be, on the other, will contribute to the aggregate claims, actions, demands, losses, damages, liabilities, costs or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Shares or the underwriter, as the case may be, on the other, in connection with the statements or omissions that resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder of Registrable Shares or the underwriter, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Shares or the underwriter, as the case may be, on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (x) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (y) no such Holder or underwriter will be required to contribute any amount in excess of the proceeds received by such Holder or underwriter, as the case may be, from the sales of Registrable Shares covered by the Registration Statement.

      (e) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

      6. Shareholder Information. The Company may require each Holder of Registrable Shares as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission.

      7. "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified (not to exceed 180 days) by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a Registration Statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Registrable Shares. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with the terms of this Section 7 as if such person was a Holder hereunder. In the event the Company fails to obtain such agreement of the Company's officers and directors then holding outstanding shares, the restrictions set forth in this Section 7 shall cease to apply to the Holders.

      7A. Additional Parties. In it's sole discretion, the Company may (but in no event shall be required to) permit the purchasers of up to an additional 2,000,000 shares (as adjusted for any stock dividends, stock splits and similar events) of Common Stock of the Company issued after the date of this Agreement, or issuable upon conversion of convertible securities issued after the date of this Agreement (the "Additional Shares"), to become parties to this Agreement and have such Additional Shares become Registrable Shares subject to the terms of this Agreement, provided that (i) the Company consents in writing thereto;
(ii) such purchasers execute an Addendum(s) to this Agreement in the form of Annex A attached hereto; and (iii) the Investor and each other Holder receives notice of such additional parties and a copy of each such Addendum(s). If so added, such purchasers shall become Holders entitled to the rights and subject to the obligations as set forth in this Agreement with the same force and effect as though such purchasers had executed this Agreement as a signatory party.

      8. Miscellaneous

      (a) Specific Enforcement. All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

      (b) Descriptive Headings; Definitions; Certain Interpretations.

            (i) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            (ii) As used in this Agreement, the following terms shall have the following respective meanings:

            "Affiliate" means (A) any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity; (B) any person or entity owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (C) any partner, officer, director, employee or shareholder of such entity or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin of any of the foregoing; or (D) any liquidating trust, trustee or other similar person or entity for any such person or entity.

            "Holder" means a registered or beneficial owner of the Registrable Shares.

            "Initial Public Offering" means the initial public offering of shares of Common Stock pursuant to registration under the Securities Act.

            "Registrable Shares" means (a) 3,101,190 shares of Common Stock purchased by Investor prior to November 1, 2002 (as may be adjusted pursuant to Section 1(b) of the Purchase Agreement or pursuant to any stock dividends, stock splits or similar events), (b) up to an additional 2,000,000 shares of Common Stock of the Company (as adjusted for any stock dividends, stock splits and similar events) sold after the date of this Agreement, or issuable upon conversion of convertible securities sold after the date of this Agreement, that becomes subject to this Agreement pursuant to Section 7A and (c) any securities issued in respect of any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided that, such securities shall cease to be Registrable Shares when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or in a transaction under Rule 144(k) under the Securities Act.

      (c) Interpretation. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" or "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person or entity includes its successors and assigns; and (vi) a reference in this Agreement to a Section is to the Section of this Agreement.

      (d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by facsimile telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      If to the Company:            BioForce Nanosciences, Inc.
                                    2901 S. Loop Drive
                                    Ames, Iowa  50010
                                    Attention: Gary A. Alianell
                                    President and Chief Executive Officer
                                    Facsimile: (515) 296-6570

      If to the Investor:           FCPR SGAM BIOTECHNOLOGY FUND
                                    Duly represented by its management company
                                    Societe Generale Asset Management
                                    2, place de la Coupole
                                    92400 Courbevoie
                                    France
                                    Attention: Jean Grimaldi
                                    Facsimile: 33 1 56 37 86 47

       If to any other Holder:      To the address set forth on the Addendum
                                    signed by such Holder.

or to such other address or facsimile number as the parties to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

      (e) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      (f) Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party except as set forth in Sections 7A and 8(i).

      (g) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

      (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

      (i) Waivers; Amendments. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and by Holders holding at least 51% of the Registrable Shares; provided that the provisions of this Section 8(i) may not be amended unless such amendment is executed by each Holder.

      (j) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company. The Investor's rights are assignable to any assignee or transferee of all or a portion of the Registrable Shares held by the Investor. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Shares, subject to the provisions contained herein.

      (k) Termination. This Agreement shall terminate on the date the Holders own less than five percent (5%) of the initial Registrable Shares.

      (l) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       BIOFORCE NANOSCIENCES, INC.

                                       By: /s/ Gary A. Alianell, Ph.D.
                                           -------------------------------------
                                           Gary A. Alianell, Ph.D.
                                           President and Chief Executive Officer


                                       FCPR SGAM BIOTECHNOLOGY FUND by its
                                       management company SOCIETE GENERALE ASSET
                                       MANAGEMENT

                                       By: /s/ Jean Grimaldi
                                           -------------------------------------
                                           Jean Grimaldi
                                           Head of Private Equity

                                     ANNEX A

Pursuant to the Amended and Restated Registration Rights Agreement (the
"Agreement") dated as of October    , 2002 by and among BioForce Nanosciences,
Inc., a Delaware corporation (the "Company"), FCPR SGAM BIOTECHNOLOGY FUND, an investment fund organized under the laws of France (the "Investor"), duly represented by its management company Societe Generale Asset Management, and such persons or entities that become parties to this Agreement as permitted pursuant to Section 7A thereof, the undersigned, now the holder of ___________ shares of Common Stock evidenced by certificate(s) numbered ______________, does hereby become a party to such Agreement and entitled to the rights and subject to the obligations as set forth therein with the same force and effect as though the undersigned had executed said Agreement as a signatory party thereto. The undersigned acknowledges that he or she has read said Agreement and is familiar with and understands its terms. A copy of said Agreement is attached hereto as Exhibit "A."

Dated this ____ day of ________________, 200 __.

Shareholder Name: _____________

By: _____________________________________
    (Name)
    (Title)

    Address:   __________________________
               ____________,____ ________
    Attention: __________________________
    Facsimile: (____) _____-_____________

Consented to this _____ day of _____________, 200__.

BIOFORCE NANOSCIENCES , INC.


By: ______________________________
Name: ____________________________
Title: ___________________________